Credit Risk	3 Months Ended
Mar. 31, 2015
Risks and Uncertainties [Abstract]
Credit Risk
Credit Risk
Credit risk is the risk of financial loss if counterparties fail to perform their contractual obligations. In order to minimize overall credit risk, credit policies are maintained, including the evaluation of counterparty financial condition. In addition, counterparties may make available collateral, including letters of credit, payment guarantees or cash deposits.

Dominion Midstream provides service to approximately seventy customers, including the Storage Customers, marketers or end users and the Import Shippers. The two largest customers comprised approximately 70% of the total transportation and storage revenues for the three months ended March 31, 2015, with Dominion Midstream's largest customer representing approximately 59% of this amount.

For the three months ended March 31, 2014, Cove Point's three largest customers comprised approximately 94% of the total transportation and storage revenues, with Cove Point's largest customer representing approximately 73% of this amount.

Dominion Midstream maintains a provision for credit losses based on factors surrounding the credit risk of its customers, historical trends and other information. At March 31, 2015, the provision for credit losses was less than $0.1 million. Management believes, based on credit policies and the March 31, 2015 provision for credit losses, that it is unlikely that a material adverse effect on financial position, results of operations or cash flows would occur as a result of counterparty nonperformance.